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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 14, 2002
                Date of Earliest Event Reported: AUGUST 14, 2002

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-20421                              84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                             12300 LIBERTY BOULEVARD
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 9. REGULATION FD DISCLOSURE.

     Although Liberty Media Corporation (the "Company") is not subject to Order No. 4-460 of the Securities and Exchange Commission (June 27, 2002) (the "Order"), the Company has elected to voluntarily comply with the Order. Attached as exhibits to this Current Report on 8-K are written statements, under oath, of each of the Company's chief executive officer, principal financial officer and principal accounting officer in the form of Exhibit A to the Order, and such statements are hereby incorporated by reference herein.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

                                   LIBERTY MEDIA CORPORATION


                                   By: /s/ Christopher W. Shean
                                      -----------------------------------------
                                   Name:  Christopher W. Shean
                                   Title: Senior Vice President and Controller



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                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION
-------   -----------
99.1      Statement Under Oath of Chief Executive Officer Regarding Facts and
          Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.3 Statement Under Oath of Principal Accounting Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



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